Exhibit 10.2



                           HOME LOAN SALE AGREEMENT
                          -------------------------


     THIS HOME LOAN SALE AGREEMENT (this "Agreement"), made as of April 30, 1999, by and among CITY NATIONAL BANK OF WEST VIRGINIA, a national banking association ("City National" or the "Seller"), CITY CAPITAL MARKETS CORPORATION, a Delaware corporation ("City Capital" or the "Transferor"), and FINANCIAL ASSET SECURITIES CORP., a Delaware corporation (the "Depositor") and acknowledged by the Indenture Trustee and the Custodian, each as identified herein, recites and provides as follows:

                                   RECITALS

     1. Schedule I attached hereto (the "Home Loan Schedule") and made a part hereof lists the home loans to be sold pursuant to this Agreement (the "Home Loans"). The Home Loans are currently owned by the Seller and the Seller desires to sell such Home Loans to City Capital. City Capital is a wholly-owned subsidiary of City National.

     2. City Capital desires to purchase the Home Loans and intends immediately after its purchase to transfer the Home Loans to the Depositor.

     3. The Depositor desires to purchase the Home Loans from City Capital and intends immediately after such purchase to transfer the Home Loans to City Capital Home Loan Trust 1999-1 (the "Issuer"), which will be formed pursuant to the terms of a Deposit Trust Agreement (the "Trust Agreement"), dated as of April 30, 1999, by and among the Depositor, Wilmington Trust Company, as Owner Trustee (the "Owner Trustee"), City National, as Servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, as Trust Paying Agent.

     4. The Issuer will in turn pledge the Home Loans to Norwest Bank Minnesota, National Association, as Indenture Trustee (the "Indenture Trustee"), under an Indenture to be dated as of April 30, 1999 (the "Indenture"), by and among the Issuer and Norwest Bank Minnesota, National Association, as Indenture Trustee, Note Administrator and Custodian, pursuant to which the Issuer's Asset-Backed Notes, Series 1999-1 (the "Notes"), will be issued.

     5. The Notes shall be sold pursuant to an Underwriting Agreement dated May 11, 1999 (the "Underwriting Agreement"), between the Depositor and Greenwich Capital Markets, Inc. (the "Underwriter"), and will be offered as described in the Prospectus Supplement (the "Prospectus Supplement") and the Prospectus ("the Prospectus") relating to the offering of the Notes.

     6. The certificates of beneficial ownership of the Issuer (the "Trust Certificates") will be issued by the Issuer to the Depositor, as part of the consideration for the transfer of the Home Loans to the Issuer. Immediately thereafter, the Depositor will transfer the Trust Certificates to City Capital, as part of the consideration for its transfer of the Home Loans to the Depositor.

     7. Capitalized terms used and not defined herein shall have the meanings assigned to them in Exhibit B attached hereto or, if not defined therein, in the Indenture.

                                   AGREEMENT

     NOW THEREFORE, in consideration of the above premises, the mutual promises herein made and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Sale and Purchase.

     (a) Subject to the terms and conditions of this Agreement, the Seller agrees to sell to City Capital, and City Capital agrees to purchase from the Seller, and contemporaneously therewith, City Capital agrees to sell to the Depositor, and the Depositor agrees to purchase from City Capital, on the date of the issuance of the Notes (the "Closing Date"), which is expected to be on or about May 19, 1999, Home Loans having an aggregate principal balance on April 30, 1999 (the "Cut-off Date") of $261,509,912.02 (the "Cut-off Date Principal Balance").

     (b) The Seller has prepared, or provided information to City Capital enabling it to prepare, the schedule attached hereto as Schedule I identifying all of the Home Loans to be purchased on the Closing Date and describing such Home Loans. The Seller shall, with the consent of City Capital and the Depositor, amend or modify, or provide information to City Capital enabling it to amend or modify, Schedule I on or prior to the Closing Date if necessary to reflect the inclusion of additional Home Loans and the withdrawal of certain of the Home Loans currently listed on the attached Schedule I. Schedule I, as so amended or modified (the "Home Loan Schedule"), shall conform to the requirements of City Capital and the Depositor as set forth in this Agreement and shall be used as the definitive Home Loan Schedule attached as an exhibit to the Indenture identifying all of the Home Loans actually transferred by the Seller to City Capital and accepted by City Capital, and transferred by City Capital and accepted by the Depositor, on the Closing Date. Schedule I shall be amended from time to time by the Seller to reflect the substitution of Home Loans, and the removal or repurchase of Home Loans pursuant to Section 7 of this Agreement. Schedule I and any amendment thereto shall be delivered to the Indenture Trustee and to the Issuer in both physical and computer-readable form.

     (c) The sales of the Home Loans hereunder shall be effected pursuant to a Bill of Sale substantially in the form attached hereto as Exhibit A (the "Bill of Sale").

     SECTION 2. Pool Purchase Price.

     (a) As full consideration for the Seller's sale of the Home Loans to City Capital, City Capital will (1) pay to the Seller on the Closing Date, cash in immediately available funds equal to the aggregate proceeds of the sale of the Notes ($237,954,381.22, less associated transaction expenses, as described in Section 10) and (2) accept the Trust Certificates, as the Seller's designee (collectively, the "Pool Purchase Price"). As full consideration for City Capital's sale of the Home Loans to the Depositor, the Depositor will (1) pay or cause the Underwriter to pay to City Capital cash in the amount of $237,954,381.22 and (2) transfer and deliver the Trust Certificates to City Capital.

     (b) The Depositor, or any assignee or transferee of the Depositor (which will include the Issuer and the Indenture Trustee) shall be entitled to all Monthly Payments received after the Cut-off Date and all Principal Prepayments and other unscheduled collections of principal collected in respect of the Home Loans after the Cut-off Date.

     (c) Pursuant to the Trust Agreement, the Depositor will transfer and assign all of its right, title, and interest in and to the Home Loans to the Issuer, which will in turn pledge all of its right, title, and interest in and to the Home Loans to the Indenture Trustee pursuant to the Indenture for the benefit of the holders of the Notes and the Note Insurer.

     SECTION 3. Transfer of the Home Loans.

     (a) Transfer of Ownership. Upon the sales of the Home Loans provided for herein (the "Sales"), the ownership of each Home Loan and the related Home Loan Documents shall be vested in the Depositor, and the ownership of all other records and documents with respect to any Home Loan prepared by or which come into the possession of the Seller shall immediately vest in the Depositor upon such preparation or possession. The Seller shall promptly deliver to Norwest Bank Minnesota, National Association, as custodian (the "Custodian") on behalf of the Indenture Trustee any documents that come into its possession with respect to the Home Loans following the Sales of the Home Loans. Prior to such delivery, the Seller shall hold any such documents itself for the benefit of the Depositor, its successors and assigns.

     All documents with respect to any Home Loan in the possession of City National following the execution by City National of the Servicing Agreement shall be held by City National, in its capacity as Servicer, as bailee and agent for the Depositor, its successors and assigns (including particularly the Issuer and the Indenture Trustee), and shall only be released in accordance with the terms of the Servicing Agreement.

     (b) Delivery of Home Loan Files. Not later than five Business Days prior to the Closing Date, the Seller shall deliver to the Custodian each of the Home Loan Documents (other than the Assignments of Mortgage) required to be included in the Home Loan File for substantially all of the Home Loans, and the Home Loan Documents (other than the Assignments of Mortgage) for any remaining Home Loan Files shall be delivered by or on behalf of the Seller to the Custodian no later than two Business Days prior to the Closing Date. The Mortgage Note for each Home Loan shall be endorsed without recourse to the Indenture Trustee. Each endorsement of a Mortgage Note to the Indenture Trustee shall be in the following form:

                               WITHOUT RECOURSE,
                              PAY TO THE ORDER OF
                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                  AS TRUSTEE

     The Seller shall deliver the Assignments of Mortgage in blank, but in otherwise recordable form, to the Custodian no later than nine (9) Business Days following the Closing Date. Following the occurrence of an Assignment Event, the Seller will cause each Assignment of Mortgage relating to a Home Loan to be completed in favor of "NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, AS TRUSTEE under an Indenture w/City Capital Home Loan Trust 1999-1 dated as of April 30, 1999" and the Assignments of Mortgage shall be recorded as provided in Section 3(d) herein.

     Prior to the transfer and sale of the Home Loans pursuant to this Agreement, all Home Loan Documents delivered to the Custodian shall be held by the Custodian for the benefit of the Seller, and the possession by the Custodian of such Home Loan Documents will be at the will of the Seller and will be in a custodial capacity only. Following the (i) Sales of the Home Loans in accordance with the terms and upon satisfaction of the conditions of this Agreement and (ii) transfer of the Home Loans to the Issuer, the Custodian will hold all Home Loan Documents delivered to it hereunder for the benefit of the Issuer, as its agent and bailee, until the Home Loans are pledged by the Issuer to the Indenture Trustee.

     (c) Examination of Home Loan Documents; Acceptance of Home Loans. Prior to the Closing Date, the Seller shall either (1) deliver to City Capital and the Depositor, or their respective designees in escrow, for examination, the Home Loan Documents pertaining to each Home Loan, or (2) make such Home Loan Documents available to City Capital and the Depositor, or their respective designees for examination at the Seller's offices or at such other place as the Seller shall specify. City Capital, the Depositor, the Issuer, the Indenture Trustee, the Custodian or a designee of any such entity may review the Home Loan Documents.

     Prior to the Closing Date, the Custodian shall review certain of the documents delivered pursuant to Section 3(b) hereof as provided in Section 6.15(a) of the Indenture. No later than 45 days following the Closing Date, the Custodian shall conduct such further review of the Home Loan Documents as is required by Section 6.15(b) of the Indenture (the "Interim Certification"). A final review shall be conducted by the Custodian prior to the first anniversary of the Closing Date as provided in Section 6.15(c) of the Indenture. If at any time City Capital, the Depositor, the Seller, the Note Insurer, or the Indenture Trustee, or the Custodian on its behalf, discovers or receives notice that any Home Loan Document is missing or defective in any material respect with respect to any Home Loan, or that there exists any material discrepancy between the Home Loan Documents and the Home Loan Schedule, it shall promptly notify the Seller in writing thereof. Upon its receipt of notice of such incompleteness, defect or discrepancy, the Seller shall cure or repurchase the affected Home Loan to the extent provided in
Section 7(b) hereof. At the time of any such repurchase, the Custodian on its behalf, shall release documents in its possession relating to such Home Loan to the Seller. The fact that City Capital, the Depositor, the Indenture Trustee, or a designee of either entity (including the Custodian on behalf of the Indenture Trustee) has conducted or has failed to conduct any partial or complete examination of the Home Loan Documents shall not affect the rights of the Depositor, City Capital, the Indenture Trustee, or the Note Insurer (or any assignee or successor of any of them) to demand repurchase or other relief as provided herein.

     (d) Recordation of Assignments of Mortgage. The Assignments of Mortgage will be held by the Custodian in blank and are not required to be completed in favor of the Indenture Trustee or recorded prior to the occurrence of an Assignment Event; provided, however, that the Seller shall, at its expense, notwithstanding whether an Assignment Event has occurred, cause an Assignment of Mortgage to be completed and recorded for each Home Loan that is in foreclosure or as otherwise may be required to permit the Servicer to properly service the Home Loan under the Servicing Agreement. The Seller shall as promptly as practicable but in no event later than 90 days following the occurrence of an Assignment Event, at its own expense, cause each Assignment of Mortgage in favor of the Indenture Trustee to be delivered for recordation to the public recording office for the jurisdiction in which the related Mortgaged Property is located. With respect to any Assignment of Mortgage as to which the related recording information is unavailable within the time period set forth above, such Assignment of Mortgage shall be submitted for recording within 30 days after receipt of such information. The failure of the related Assignment of Mortgage to contain evidence of recording thereof within one year after the occurrence of an Assignment Event will constitute a defect for purposes of Section 7 below if such failure would have a material adverse effect on the Noteholders or the Note Insurer; provided, however, that if such failure to cause the recordation of any Assignment of Mortgage is a result of the (i) original Mortgage or intervening assignment of mortgage not having been returned by the applicable recording office or (ii) the original Assignment of Mortgage not having been returned by the applicable recording office, and the Seller has provided to the Note Insurer evidence of recordation of such document reasonably satisfactory to the Note Insurer, then the Seller shall not be obligated to repurchase the related Home Loan.

     The Indenture Trustee is hereby appointed as the attorney-in-fact of the Seller with the power to prepare, execute and record Assignments of Mortgages in the event that the Seller fails to do so on a timely basis as provided in this paragraph (which recording shall be at the expense of the Seller).

     The Indenture Trustee shall be provided a copy of each Assignment of Mortgage submitted for recording and such copy shall be retained by it. In the event that any such Assignment of Mortgage is lost or returned unrecorded because of a defect therein, the Seller, at its own expense, shall promptly prepare a substitute Assignment of Mortgage or cure such defect, as the case may be, and thereafter the Seller shall be required to submit each such Assignment of Mortgage for recording. Any failure of the Seller to comply with this Section shall result in the obligation of the Seller to purchase the related Mortgage Loan pursuant to the provisions of Section 7.

     SECTION 4. Representations and Warranties of the Seller.

     (a) General Representations. The Seller hereby represents and warrants to City Capital and the Depositor as of the date of this Agreement, or as of such other date as is specifically provided, as follows:

          (1) The Seller is a national bank, duly organized, validly existing, and in good standing under the laws of the United States of America. The Seller has the full power and authority to own its properties and conduct its business as its business is presently conducted.

          (2) The Seller has the full power, authority, and legal right to transfer and convey the Home Loans to City Capital, and has the full power, authority (corporate and other) and legal right to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement.

          (3) This Agreement has been duly and validly authorized, executed, and delivered by the Seller and (assuming the due authorization, execution, and delivery hereof by City Capital and the Depositor) constitutes the valid, legal, and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, subject to bankruptcy, insolvency, reorganization, receivership, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity, regardless of whether such enforcement is sought in a proceeding in equity or at law.

          (4) No consent, approval, authorization, or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery, and performance of or compliance by the Seller with this Agreement or the consummation by the Seller of any other transaction contemplated hereby.

          (5) Neither the execution and delivery of this Agreement by the Seller, nor the consummation by the Seller of the transactions herein contemplated, nor compliance with the provisions hereof by the Seller, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the Seller's organizational documents or by-laws, or any law, governmental rule or regulation, or any judgment, decree, or order binding on the Seller or any of its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract, or other instrument to which the Seller is a party or by which the Seller is bound or (B) result in the creation or imposition of any lien, charge, or encumbrance which would have a material adverse effect upon any of the Seller's properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract, or other instrument.

          (6) There are no actions, suits, proceedings, or investigations pending or, to the Seller's knowledge, threatened against the Seller that should reasonably be expected to affect adversely the transfer of the Home Loans to City Capital, the issuance of the Notes, or the execution, delivery, performance, or enforceability of this Agreement or have a material adverse effect on the financial condition of the Seller.

          (7) The Seller is, and, immediately prior to the sale of the Home Loans to City Capital, the Seller will be, the sole owner of, and will have good, indefeasible and marketable title to, the Home Loans, subject to no prior lien, mortgage, security interest, pledge, charge, or other encumbrance, except any lien to be released prior to or concurrently with the purchase of the Home Loans by City Capital. Following the sale of the Home Loans, City Capital will own such Home Loans, free and clear of any prior lien, mortgage, security interest, pledge, charge, or other encumbrance, except the lien created by the Indenture.

          (8) The Seller has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the Sales of the Home Loans.

          (9) The Seller will treat the transfer of the Home Loans to City Capital as a sale on its books and records in accordance with generally accepted accounting principles.

          (10) With respect to each Home Loan, the Seller is in possession of each of the Mortgage Loan Documents required to be included in the related Home Loan File (except to the extent such Home Loan File has been delivered to the Custodian or Indenture Trustee as described in this Agreement).

          (11) The description of the Home Loans set forth in the Prospectus Supplement under the heading "The Home Loan Pool" does not contain any untrue statement of any material fact or omit any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they are made, not misleading.

          (12) The consideration received by the Seller upon the sale of the Home Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Home Loans.

          (13) The Seller is solvent and the sale of the Home Loans to City Capital as contemplated hereby will not cause the Seller to become insolvent. The sale of the Home Loans to City Capital is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors.

          (14) On the Closing Date, 55% or more (by aggregate principal balance) of the Home Loans do not constitute "real estate mortgages" for the purpose of Treasury Regulation Section.301.7701 under the Code. For this purpose a Home Loan does not constitute a "real estate mortgage" if:

          (i) The Home Loan is not secured by an interest in real property, or

          (ii) The Home Loan is not an "obligation principally secured by an interest in real property." For this purpose an "obligation is principally secured by an interest in real property" if it satisfies either test set out in paragraph (1) or paragraph (2) below.

          (1) The 80-percent test. An obligation is principally secured by an interest in real property if the fair market value of the interest in real property securing the obligation

               (A) was at least equal to 80 percent of the adjusted issue price of the obligation at the time the obligation was originated (or, if later, the time the obligation was significantly modified); or

               (B) is at least equal to 80 percent of the adjusted issue price of the obligation on the Closing Date.

               For purposes of this paragraph (1), the fair market value of the real property interest must be first reduced by the amount of any lien on the real property interest that is senior to the obligation being tested, and must be further reduced by a proportionate amount of any lien that is in parity with the obligation being tested, in each case before the percentages set forth in (1)(A) and (1)(B) are determined. The adjusted issue price of an obligation is its issue price plus the amount of accrued original issue discount, if any, as of the date of determination.

          (2) Alternative test. An obligation is principally secured by an interest in real property if substantially all of the proceeds of the obligation were used to acquire or to improve or protect an interest in real property that, at the origination date, is the only security for the obligation. For purposes of this test, loan guarantees made by the United States or any state (or any political subdivision, agency, or instrumentality of the United States or of any state), or other third party credit enhancement are not viewed as additional security for a loan. An obligation is not considered to be secured by property other than real property solely because the obligor is personally liable on the obligation. For this purpose only, substantially all of the proceeds of the obligations means 66 2/3% or more of the gross proceeds.

          (15) With respect to each Home Loan that is not a first mortgage loan, either (A) no consent for the Home Loan is required by the holder of the related prior lien or (B) such consent has been obtained and has been delivered to the Indenture Trustee.

          (16) No Home Loan was selected from the Seller's assets in a manner which would cause it to be adversely selected as to credit risk from the pool of home loans owned by the Seller.

          (17) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller to City Capital are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

          (18) All of the Home Loans have a first monthly payment due no later than May 28, 1999.

     (b) Home Loan Representations. The Seller hereby makes the following representations and warranties to City Capital and the Depositor with respect to each Home Loan, as of the date of this Agreement.

          (1) The information pertaining to each Home Loan set forth in the Home Loan Schedule was true and correct in all material respects as of the Cut-off Date.

          (2) As of the Cut-off Date, none of the Home Loans were more than 30 days contractually past due. The Seller has not advanced funds or induced, solicited, or knowingly received any advance of funds from a party other than the Obligor, directly or indirectly, for the payment of any amount required by the Home Loan.

          (3) The terms of the related Mortgage Note and the related Mortgage contain the entire agreement of the parties thereto and have not been impaired, waived, altered, or modified in any respect, except by written instruments reflected in the related Home Loan File and recorded, if necessary, to maintain the lien priority of the related Mortgage. No other instrument of waiver, alteration, expansion, or modification has been executed with respect to such Mortgage Note or Mortgage, and no Obligor has been released, in whole or in part, except in connection with an assumption agreement which is included in the related Home Loan File.

          (4) The related Mortgage Note and the related Mortgage are not subject to any set-off rights, claims, counterclaims, or defenses, including the defense of usury or of fraud in the inducement, nor will the operation of any of the terms of such Mortgage Note or Mortgage, or the exercise of any right thereunder, render such Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim, or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim, or defense has been asserted with respect thereto.

          (5) Neither the related Mortgage Note nor the related Mortgage has been satisfied, canceled, rescinded, or subordinated, in whole or part, and the Seller has not waived the performance by the related Obligor of any action, if the Obligor's failure to perform such action would cause the Mortgage Note to be in default, except as otherwise permitted by
     Section 4(b)(3) above. The related Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, subordination, release, cancellation, or rescission.

          (6) The related Mortgage is a valid, subsisting and enforceable lien on the related Mortgaged Property, including the land and all buildings on the Mortgaged Property.

          (7) The related Mortgage Note and the related Mortgage are genuine and each is the legal, valid, and binding obligation of the maker thereof, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting creditors' rights in general and by general principles of equity.

          (8) To the Seller's knowledge, all parties to the related Mortgage Note and the related Mortgage had legal capacity to enter into the Home Loan and to execute and deliver the Mortgage Note and Mortgage at the dates thereof, and the Mortgage Note and Mortgage have been duly and properly executed by such parties.

          (9) The proceeds of the Home Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all applicable requirements set forth in the related Home Loan Documents have been complied with.

          (10) As of the Cut-off Date, there is no default, breach, violation, or event of acceleration existing under the Home Loan, the related Mortgage Note and the related Mortgage, and there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation, or event of acceleration.

          (11) The related Mortgage Note and the related Mortgage contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security provided thereby, including, (A) in the case of any Mortgage designated as a deed of trust, by trustee's sale, and (B) otherwise by judicial foreclosure.

          (12) Each Home Loan bears interest at a fixed interest rate. The related Mortgage Note shall mature within not more than 30 years from the date of origination of the Home Loan. The related Mortgage Note is payable in substantially equal Monthly Payments, with interest payable in arrears, and requires a Monthly Payment which is sufficient to fully amortize the original principal balance over the original term and to pay interest at the related interest rate. Interest on the Home Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months, and the Mortgage Note does not provide for any extension of the original term.

          (13) The related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage.

          (14) If the related Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, or a valid substitution of trustee has been recorded, and no extraordinary fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with default proceedings and a trustee's sale after default by the Obligor.

          (15) There exists a Home Loan File relating to each Home Loan and such Home Loan File contains all of the Home Loan Documents required to be included therein as of the date hereof (as governed by the definition of "Home Loan Documents"). Each document included in the Home Loan File which is required to be executed by the Obligor has been executed by the Obligor in the appropriate places. With respect to each Home Loan, as of the date of delivery of the applicable Assignment of Mortgage, such Assignment of Mortgage, delivered to the Indenture Trustee, is in blank and is otherwise acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located. As of the Closing Date, all blanks on any form (except for the Assignments of Mortgage) required to be completed have been completed.

          (16) Except in the case of not more than 1.0% of the Home Loans, all of the Home Loans were originated either by the Seller, an affiliate of the Seller, or by one of the Seller's correspondent lenders in accordance with the Seller's underwriting guidelines for its Fixed Rate High LTV Loan Program (November 1997, or more recent, edition) (the "Underwriting Guidelines"). Except in the case of not more than 1.0% of the Home Loans, all of the Home Loans have been underwritten or re-underwritten by the Seller and reviewed for compliance with the Underwriting Guidelines.

          (17) All Mortgaged Properties are insured by a generally acceptable insurer against loss by fire hazards of extended coverage and such other hazards as are customarily insured against in the area where the Mortgaged Property is located pursuant to standard insurance policies for the area where the Mortgaged Property is located and all such policies contain a standard mortgagee clause naming the Seller, its successors and assigns, as loss payee.

          (18) All costs, fees and expenses incurred in originating and closing the Home Loan and in recording the related Mortgage have been paid and the Obligor is not entitled to any refund of any amounts paid or due to the payee pursuant to the related Mortgage Note or the related Mortgage.

          (19) There is no obligation on the part of the Seller or any other party other than the Obligor to make payments with respect to the Home Loan. No Home Loan contains a "buydown" or other similar provision, a graduated payment feature, or a shared appreciation or other contingent features.

          (20) At the time of origination of the Home Loan, each related prior lien, if any, was not 30 or more days delinquent.

          (21) The related Mortgage contains an enforceable provision requiring the consent of the mortgagee to assumption of the Home Loan upon sale of the related Mortgaged Property.

          (22) There is no homestead or other exemption available to the Obligor which would materially interfere with the right to sell the related Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. No relief has been requested or allowed to the Obligor under the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

          (23) The related Home Loan File for each Home Loan contains a title document with respect to such Home Loan reflecting that title to the related Mortgaged Property is vested at least 50% in the Obligor under such Home Loan.

          (24) To the best of the Seller's knowledge, the related Mortgaged Property (including each residential dwelling improvement thereon) is free from damage which materially and adversely affects the value thereof and there are no proceedings pending for total or partial condemnation for the related Mortgaged Property.

          (25) The Home Loan was originated in compliance with all applicable laws and regulations and, to the Seller's knowledge, no fraud or misrepresentation was committed by any person or entity in connection therewith.

          (26) The Home Loan has been serviced and collected in accordance with all applicable laws and regulations and, to the Seller's knowledge, no fraud or misrepresentation was committed by any person or entity in connection with such servicing and collection activities.

          (27) Any Home Loan originated in the State of Texas, was originated pursuant to either Chapter 3 or Chapter 6 of the Texas Consumer Credit Code.

          (28) As of the Cut-Off Date, no Obligor is a debtor under proceedings under the federal Bankruptcy Code, and no such Obligor has defaulted in payments on a Home Loan after the filing of such bankruptcy case, whether under a plan of reorganization or otherwise.

          (29) The Seller has not advanced funds to make loan payments with respect to a Home Loan, or induced, solicited, or knowingly received any advance of loan payments, with respect to a Home Loan from any party other than the Obligor.

          (30) The Home Loan either complies with the Home Ownership and Equity Protection Act of 1994 or is not subject to such act.

          (31) As of the Cut-Off Date, to the Seller's knowledge the Mortgaged Property is free from any and all toxic or hazardous substances, and the Seller has no knowledge of any violation of any environmental law (either local, state, or federal), rule, or regulation in respect of any Mortgaged Property which violation has or could have a material adverse effect on the market value of such Mortgaged Property.

          (32) Based solely on representations of the Obligors obtained at the origination of the related Home Loans, approximately 99.40% (by outstanding principal balance as of the Cut-off Date) will be secured by owner occupied Mortgaged Properties which are the primary residences of the related Obligors; approximately 0.53%% (by outstanding principal balance as of the Cut-off Date) are planned unit developments and approximately 0.07% (by outstanding principal balance as of the Cut-off
     Date) are one-to-four family multi-family properties.

          (33) All obligations of the Seller under all debt consolidation loans, property improvement loans, combination loans and loans for other consumer purposes have been completed in accordance with the terms of such loans and no additional goods or services will be, or are required to be provided by the Seller after the Closing Date.

          (34) In the event that any Home Loan was originated by an entity (such entity, the "Originator") other than the Seller and to the extent the Seller has failed to fulfill or is not capable of fulfilling its obligations to cure or repurchase such Home Loan as required hereunder, then the Note Insurer or the Indenture Trustee, on behalf of the Holders of the Notes, may enforce any remedies for breach of representations and warranties made by the Originator with respect to such Home Loan.

          (35) To the best of the Seller's knowledge, all required inspections, licenses and certificates with respect to home improvements and the use and occupancy of all occupied portions of the Mortgaged Property securing a Home Loan, if applicable, have been made, obtained or issued as applicable. To the best of the Seller's knowledge, all improvements which were considered in determining the appraised value of the Mortgaged Property securing a Home Loan, if applicable, lay wholly within the boundaries and building restriction lines of the related property and no improvements on adjoining properties encroach upon such property and no improvement located on or being a part of such property is in violation of any applicable zoning laws or regulation.

          (36) None of the Home Loans have been originated through a home improvement contractor.

          (37) None of the Home Loans are installment contracts for goods or services and none of the Home Loans made for property improvement purposes were for goods and services which constitute either "consumer credit contracts" or "purchase money loans" as such terms are defined in 16 C.F.R. Section 433.1

          (38) None of the Mortgage Notes constitute or comprise "chattel paper" as such term is defined in Section 9.105(b) of the Uniform Commercial Code.

     SECTION 5. Representations and Warranties of Other Parties.

     (a) City Capital hereby represents and warrants to the Seller and the Depositor as of the date of this Agreement, or as of such other date as is specifically provided, as follows:

          (i) City Capital is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware.

          (ii) City Capital has the full power, authority (corporate and other), and legal right to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement.

          (iii) This Agreement has been duly and validly authorized, executed, and delivered by City Capital, and (assuming the due authorization, execution, and delivery hereof by the Seller and the Depositor) constitutes the valid, legal and binding agreement of City Capital, enforceable against City Capital in accordance with its terms, subject to bankruptcy, insolvency, reorganization, receivership, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity, regardless of whether such enforcement is sought in a proceeding in equity or at law.

          (iv) No consent, approval, authorization, or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery, and performance of, or compliance by City Capital with, this Agreement, or the consummation by City Capital of any other transaction contemplated hereby.

          (v) Neither the execution and delivery of this Agreement by City Capital, nor the consummation by City Capital of the transactions hereby contemplated, nor compliance with the provisions hereof by City Capital, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of City Capital's certificate of incorporation or by-laws, or any law, governmental rule or regulation, or any judgment, decree, or order binding on City Capital or any of its properties, or any of the provisions of any contract or other instrument to which City Capital is a party or by which it is bound or (B) result in the creation or imposition of any lien, charge, or encumbrance which would have a material adverse effect upon the Notes.

          (vi) There are no actions, suits, proceedings, or investigations pending or, to City Capital's knowledge, threatened against City Capital that should reasonably be expected to affect adversely the execution, delivery, performance, or enforceability of this Agreement or have a material adverse effect on the financial condition of City Capital.

          (vii) Assuming the accuracy of the representations in Section 4(a)(7), City Capital is, and, immediately prior to the sale of the Home Loans to the Depositor, City Capital will be, the sole owner of, and will have good, indefeasible and marketable title to, the Home Loans, subject to no prior lien, mortgage, security interest, pledge, charge, or other encumbrance, except any lien to be released prior to or concurrently with the purchase of the Home Loans by the Depositor. Following the sale of the Home Loans, the Depositor, or the Issuer, as the Depositor's transferee, will own such Home Loans, free and clear of any prior lien, mortgage, security interest, pledge, charge or other encumbrance, except the lien created by the Indenture.

          (viii) City Capital has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Home Loans to the Depositor.

          (ix) City Capital will treat the transfer of the Home Loans to the Depositor as a sale on its books and records in accordance with generally accepted accounting principles.

          (x) The consideration received by City Capital upon the sale of the Home Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Home Loans.

          (xi) City Capital is solvent and the sale of the Home Loans to the Depositor as contemplated hereby will not cause City Capital to become insolvent. The sale of the Home Loans to the Depositor is not undertaken with the intent to hinder, delay or defraud any of City Capital's creditors.

     (b) The Depositor hereby represents and warrants to the Seller and City Capital as of the date of this Agreement, or as of such other date as is specifically provided, as follows:

          (i) The Depositor is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware.

          (ii) The Depositor has the full power, authority (corporate and other), and legal right to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and condition of, this Agreement.

          (iii) This Agreement has been duly and validly authorized, executed, and delivered by the Depositor, and (assuming the due authorization, execution, and delivery hereof by the Seller and City Capital) constitutes the valid, legal and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, subject to bankruptcy, insolvency, reorganization, receivership, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity, regardless of whether such enforcement is sought in a proceeding in equity or at law.

          (iv) No consent, approval, authorization, or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery, and performance of, or compliance by the Depositor with, this Agreement, or the consummation by the Depositor of any other transaction contemplated hereby.

          (v) Neither the execution and delivery of this Agreement by the Depositor, nor the consummation by the Depositor of the transactions hereby contemplated, nor compliance with the provisions hereof by the Depositor, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the Depositor's certification of incorporation or by-laws, or any law, governmental rule or regulation, or any judgment, decree, or order binding on the Depositor or any of its properties, or any of the provisions of any contract or other instrument to which the Depositor is a party or by which it is bound or (B) result in the creation or imposition of any lien, charge, or encumbrance which would have a material adverse effect upon the Notes.

          (vi) There are no actions, suits, proceedings, or investigations pending or, to the Depositor's knowledge, threatened against the Depositor that should reasonably be expected to affect adversely the execution, delivery, performance, or enforceability of this Agreement or have a material adverse effect on the financial condition of the Depositor.

     SECTION 6. Covenants of the Seller. The Seller hereby covenants to City Capital and the Depositor as follows:

     (a) On or before the Closing Date, the Seller shall execute and deliver a Secretary's or Assistant Secretary's Certificate evidencing the Seller's authority to enter into the transactions contemplated by this Agreement.

     (b) On or before the Closing Date, the Seller shall take all steps reasonably required of it to effect the transfer of the Home Loans to the Issuer and the pledge of the Home Loans to the Indenture Trustee, free and clear of any lien, charge, or encumbrance except the lien evidenced by the Indenture.

     (c) The Seller shall use its best efforts to make available to counsel for City Capital and the Depositor in executed form each of the Closing Documents (as defined in Section 9(b) below) on or before the Closing Date, it being understood that such documents are to be released and delivered only on the closing of the transaction contemplated hereby and the sale of the Notes.

     (d) In the event the Seller fails to take all actions necessary to effect the conveyance of the Home Loans to City Capital on or before the Closing Date as contemplated hereby, the Seller hereby constitutes and appoints City Capital and its officers and representatives as the Seller's true and lawful attorneys-in-fact to do all acts and transactions and to execute and deliver all agreements, documents, instruments and papers by and on behalf of the Seller as may be necessary to consummate the transfer of the Home Loans to City Capital. The foregoing grant of authority shall be deemed to be irrevocable and a power coupled with an interest.

     (e) The Seller shall furnish to the Issuer, the Indenture Trustee and the Note Trustee, annually on or before the date specified in Section 3.06 of the Indenture, the opinion of counsel required to be delivered pursuant to such
Section 3.06.

     SECTION 7. Repurchase Obligations.

     (a) Each of the representations and warranties made by the Seller herein shall survive the Sales of the Home Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement, the Trust Agreement or the Indenture. The Seller's representations and warranties shall not be impaired by any review or examination of Home Loan Documents or other documents evidencing or relating to the Home Loans or any failure on the part of City Capital or the Depositor to review or examine such documents and shall inure to the benefit of the Issuer and the Indenture Trustee (as the assignees of the Depositor) for the benefit of the Noteholders and the Note Insurer.

     (b) Upon discovery or receipt of notice by the Seller, City Capital, the Depositor, the Custodian, the Note Insurer, or the Indenture Trustee of any missing or materially defective document in any Home Loan File, a breach of any of the representations and warranties of the Seller set forth in Section 4 hereof, or a default in the performance of any of the covenants or other obligations of the Seller under this Agreement, that in any of the foregoing cases materially and adversely affects the value of any Home Loan or the interest therein of City Capital, the Depositor, the Issuer, the Indenture Trustee, the Noteholders, or the Note Insurer, the party discovering or receiving notice of the missing or materially defective document, breach, or default shall give prompt written notice to the other parties hereto. Upon its discovery or its receipt of notice of any such missing or materially defective documentation or any such breach of a representation and warranty or covenant (notwithstanding that such representation and warranty was made to the Seller's knowledge or best knowledge), the Seller shall, within 60 days after such discovery or receipt of such notice, either (i) cure such defect or breach in all material respects or (ii) repurchase the affected Home Loan at the Purchase Price therefor. The Seller shall amend the Home Loan Schedule to reflect the withdrawal of any Home Loan from the terms of this Agreement, the Trust Agreement, and the Indenture. Any repurchase of a Home Loan pursuant to this Section 7(b) shall be accomplished by the delivery to the Indenture Trustee, on (or determined as of) the last day of the calendar month in which such repurchase is made, of the Purchase Price for such Home Loan (such delivery may be made on or before the Deposit Date in the month following such calendar month). Notwithstanding the foregoing, in the event that Seller fails to deliver to the Custodian an Assignment of Mortgage in blank, as certified by the Custodian in the Interim Certification, or if the related Assignment of Mortgage is not recorded following the occurrence of an Assignment Event as provided in Section 3(d), then the Seller shall immediately repurchase the related Home Loan at the Purchase Price therefor (unless such failure to record does not have a material adverse effect on the Noteholders or the Note Insurer or repurchase obligation is waived in writing by the Note Insurer).

     (c) It is understood and agreed that the obligations of the Seller set forth in this Section 7 to cure or repurchase a Home Loan and to indemnify City Capital and the Depositor as provided in Section 8 of this Agreement constitute the sole remedies of City Capital, the Depositor, the Issuer, and the Indenture Trustee against the Seller with respect to a missing or materially defective document in any Home Loan File, a breach of representations and warranties of the Seller set forth in Section 4 hereof, or a default in the performance by the Seller of any of its covenants or other obligations under this Agreement.

     (d) Any party providing a notice under this Section 7 shall provide a copy of such notice to the Master Servicer and the Seller shall furnish a copy of each revised Home Loan Schedule to the Master Servicer and the Indenture Trustee at their addresses for notices set forth in Section 8.03 of the Servicing Agreement.

     SECTION 8. Indemnification.

     (a) In the event the Seller breaches its representations, warranties, covenants, or obligations set forth herein, the Seller shall indemnify and hold harmless each of City Capital and the Depositor (and its assignees in accordance with Section 17 hereof) (the "Indemnified Parties") from and against any losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense, or assertion based on or grounded upon, or resulting from, such breach. Promptly after receipt by an Indemnified Party of notice of the commencement of any such action, such Indemnified Party will notify the Seller in writing of the commencement thereof if a claim in respect of such action is to be made against the Seller under this Section 8, but the omission so to notify the Seller will not relieve the Seller from any liability hereunder unless such omission materially prejudices the rights or positions of the Seller. If any such action is brought against an Indemnified Party, and it notifies the Seller of the commencement thereof, the Seller will be entitled to participate therein, and to assume the defense thereof, with counsel selected by the Seller and reasonably satisfactory to such Indemnified Party, and after notice from the Seller to the Indemnified Party of its election so to assume the defense thereof, the Seller will not be liable to the Indemnified Party under this Section 8 for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense of such action; provided, however, that this right to assume the defense of such action shall not be in effect if (1) the Seller shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of commencement of the action or (2) the Seller shall have authorized the employment of counsel for the Indemnified Party at the expense of the Seller. If the Seller assumes the defense of any such proceeding, it shall be entitled to settle such proceeding with the consent of any Indemnified Party that is also subject to such proceeding or, if such settlement provides for release of any such Indemnified Party in connection with all matters relating to the proceeding which have been asserted against such Indemnified Party in such proceeding by the other parties to such settlement, without the consent of such Indemnified Party.

     (b) The Seller shall, from its own funds, pay or reimburse the Indenture Trustee upon its request, for all reasonable expenses and disbursements incurred or made by the Indenture Trustee in accordance with any of the provisions of the Servicing Agreement, the Indenture, the Custodial Agreement, and (in its capacity as Trust Paying Agent) the Deposit Trust Agreement (including any Opinions of Counsel requested by the Indenture Trustee) except any such expense or disbursement as may arise from its negligence or bad faith or that is otherwise reimbursed to the Indenture Trustee, provided, however, that the Indenture Trustee shall not refuse to perform any of its duties under the Indenture, the Servicing Agreement, or the Deposit Trust Agreement solely as a result of the failure of the Seller to pay or reimburse such expenses or disbursements.

     (c) The Seller agrees to indemnify the Indenture Trustee, the Note Administrator, the Trust Paying Agent, the Master Servicer, the Custodian and their respective agents, directors, employees, and officers (each a "Transaction Indemnified Party") from, and hold it harmless against, any and all losses and liabilities, damages, claims, or expenses (including reasonable attorneys' fees, expenses, and disbursements), incurred or in connection with any legal action against the Trust Estate, the Issuer, or any Transaction Indemnified Party, other than any loss, liability, or expense incurred by reason of the negligence, bad faith, or intentional misconduct of the party seeking indemnification. Notwithstanding the generality of the foregoing, if any action, suit, or other proceeding is brought against a Transaction Indemnified Party for which the Transaction Indemnified Party seeks indemnification under this Section 8(c), the Transaction Indemnified Party shall promptly notify the Seller of the commencement thereof, whereupon the Seller will be entitled to participate therein, and to assume the defense thereof, with counsel selected by the Seller and reasonably satisfactory to such Transaction Indemnified Party, provided, that, if in the Transaction Indemnified Party's reasonable judgment the Transaction Indemnified Party has any claims or defenses that conflict with or differ from the interests of the Seller, the Transaction Indemnified Party shall be entitled to select counsel of its choosing and pursue such claims and defenses separately and all related costs, expenses, and liabilities associated with such separate claims or defenses will continue to be covered by the Seller's indemnification obligation under this Section 8(c). The Seller shall not be entitled to settle any proceeding without the consent of any Transaction Indemnified Party with any right of indemnification under this Section 8(c) with respect to such proceeding except upon such terms as will provide each such Transaction Indemnified Party reasonable assurance of full indemnity under this Section 8(c).

     SECTION 9. Conditions to Obligations to Purchase. The obligation of each of City Capital and the Depositor hereunder to purchase the Home Loans is subject to the following conditions:

     (a) The accuracy in all material respects of all of the representations and warranties of the Seller under this Agreement and the non-occurrence of any event which, with notice or the passage of time, would constitute a default under this Agreement;

     (b) Each of City Capital and the Depositor shall have received, or their respective attorneys shall have received, in escrow (to be released from escrow at the time of closing), the following documents (collectively, the "Closing Documents") in such forms as are acceptable to City Capital and the Depositor, duly executed by all signatories other than the recipient as required pursuant to the respective terms thereof:

          (i) A Bill of Sale substantially in the form of Exhibit A hereto;

          (ii) An opinion of counsel for the Seller as to various corporate matters and such other opinions of counsel as are necessary in order to obtain the ratings set forth in Section 9(f) below, each of which also shall be acceptable to Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc. ("S&P" and together with Moody's, the "Rating Agencies") (it being understood that such opinions shall expressly provide that the Indenture Trustee shall be entitled to rely on such opinions of counsel); and

          (iii) From Ernst & Young LLP, certified public accountants, comfort letters as required by the Underwriting Agreement;

     (c) The Seller shall have delivered to the Indenture Trustee or the Custodian on its behalf, in escrow, all documents required to be delivered hereunder and shall have released its interest therein to City Capital or its designee and City Capital shall have released its interest in such documents to the Depositor;

     (d) Compliance by the Seller with all other terms and conditions of this Agreement;

     (e) The sale of the Notes pursuant to the terms of the Underwriting Agreement; and

     (f) The receipt of written confirmation from Moody's and S&P that they have assigned ratings of "Aaa" and "AAA" to the Class A Notes, respectively.

     SECTION 10. Fees and Deposits. City Capital shall be responsible for payment of (1) all fees and expenses of accountants, printers, the Note Insurer, the Owner Trustee, the Custodian, the Master Servicer, and the Indenture Trustee in connection with the issuance of the Notes, including the fees of their respective attorneys, including such fees and expenses associated with loan file due diligence review, (2) the fees incurred by the Seller in connection with the sale of the Home Loans to City Capital for attorneys and accountants, and (3) the fees and expenses payable to the Rating Agencies for their initial ratings of the Notes, including the fees of their respective attorneys. In addition, City Capital shall pay the fees and expenses of its attorneys and accountants in connection with the issuance of the Notes.

     SECTION 11. Mandatory Delivery; Grant of Security Interest. The Sales and delivery on the Closing Date of the Home Loans described in the Home Loan Schedule are mandatory, it being specifically understood and agreed that each Home Loan is unique and identifiable on the Closing Date and that an award of money damages would be insufficient to compensate City Capital and the Depositor for the losses and damages that would be incurred by them in the event of the Seller's failure to deliver the Home Loans on or before the Closing Date. The Seller hereby grants to City Capital, and City Capital hereby assigns such grants to the Depositor, a first lien on and a continuing first priority security interest in each Home Loan and each document and instrument evidencing each Home Loan to secure the performance by the Seller of its obligation to deliver such Home Loans hereunder. All rights and remedies of City Capital and the Depositor under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity, and all such rights and remedies may be exercised concurrently, independently, or successively. SECTION 12. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when personally delivered, or five days after being mailed by registered mail, postage prepaid, or upon transmission if transmitted by telecopier, telex, or telegraph and confirmed by a similar mailed writing, provided the transmitting machine has printed an electronic confirmation of delivery, to the following:

          a.   If to City Capital:

               City Capital Markets Corporation
               25 Gatewater Road
               Charleston, West Virginia  25313
               Attention:  Michael D. Dean
               Telecopy:  (304) 769-1184

               with a copy, given in the manner
               prescribed above, to:

               Kevin J. Buckley, Esq.
               Hunton & Williams
               Riverfront Plaza, East Tower
               951 East Byrd Street
               Richmond, Virginia  23219-4074
               Telecopy:  (804) 788-8218

           b.  If to the Seller:

               City National Bank of West Virginia
               c/o City Holding Company
               25 Gatewater Road
               Charleston, West Virginia  25313
               Telecopy:  (304) 769-1184
               Attention:  Michael D. Dean

               with a copy, given in the manner
               prescribed above, to:

               Kevin J. Buckley, Esq.
               Hunton & Williams
               Riverfront Plaza, East Tower
               951 East Byrd Street
               Richmond, Virginia  23219-4074
               Telecopy:  (804) 788-8218

           c.   If to the Depositor:

                Financial Asset Securities Corp.
                600 Steamboat Road
                Greenwich, Connecticut 06830
                Telecopy:
                Attention:

           d.   If to the Note Insurer:

                MBIA Insurance Corporation
                113 King Street
                Armonk. New York 10504
                Attention:  Asset-Backed  IPM
                (City Capital Home Loan Trust 1999-1)
                Telecopy:  (914) 725-3810

     Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section 12 for the giving of notice.

     SECTION 13. Severability of Provisions. Any part, provision, representation, warranty, or covenant contained in this Agreement that is prohibited or unenforceable or that is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Home Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

     SECTION 14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK,
NOTWITHSTANDING ANY NEW YORK OR OTHER CONFLICT OF LAWS PROVISION TO THE
CONTRARY.

     SECTION 15. Further Assurances. Each party agrees to execute and deliver such instruments and take such actions as each other party, the Issuer, or the Indenture Trustee may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement including, without limitation, the execution and filing of any UCC financing statements to evidence the interests of City Capital, the Depositor, and any of its transferees in the Home Loans and other assets pledged to the Indenture Trustee.

     SECTION 16. Survival. The Seller agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to have been relied upon by City Capital and the Depositor, notwithstanding any investigation heretofore or hereafter made by or on behalf of City Capital or the Depositor, and that the representations, warranties and agreements made by the Seller herein or in any such certificate or other instrument shall survive the delivery of and payment for the Home Loans.

     SECTION 17. Assignment; Third Party Beneficiaries. The Seller hereby acknowledges that the Depositor will assign all its rights hereunder to the Issuer, which will in turn pledge all of the rights hereunder to the Indenture Trustee. The Seller agrees that, upon the execution of the Indenture, the Indenture Trustee will have all such rights and remedies provided to the Depositor hereunder and this Agreement will inure to the benefit of the Indenture Trustee for the benefit of the Noteholders and the Note Insurer.

     The Indenture Trustee shall constitute not only an assignee of the Depositor's rights in accordance with this Section 17 but also an intended third-party beneficiary of this Agreement to the extent necessary to enforce such rights and to obtain the benefit of such remedies and the benefit of Sections 8(b) and (c) and Section 10, and this Agreement shall be binding upon the Indenture Trustee. The Note Insurer is an intended third-party beneficiary of this Agreement, and this Agreement shall be binding upon and inure to the benefit of the Note Insurer; provided, that, notwithstanding the foregoing, for so long as a Note Insurer Default is continuing with respect to its obligations under the Note Insurance Policy, the Noteholders shall succeed to the Note Insurer's rights hereunder. Without limiting the generality of the foregoing, all covenants and agreements in this Agreement that expressly confer rights upon the Note Insurer shall be for the benefit of and run directly to the Note Insurer, and the Note Insurer shall be entitled to rely on and enforce such covenants to the same extent as if it were a party to this Agreement. The Master Servicer, the Note Administrator and the Trust Paying Agent are intended third-party beneficiaries of Section 8(c) of this Agreement, and Section 8(c) of this Agreement shall be binding upon such parties. The Custodian is an intended third-party beneficiary of Sections 3(e) and 8(c) of this Agreement, and Sections 3(e) and 8(c) shall be binding upon the Custodian.

     SECTION 18. Miscellaneous.

     (a) This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

     (b) Any person into which the Seller may be merged or consolidated or any person resulting from a merger or consolidation involving the Seller or any person succeeding to the business of the Seller shall be considered the successor of the Seller hereunder, without the further act or consent of either party hereto. Except as provided above, this Agreement cannot be assigned, pledged or hypothecated by any party without the written consent of each other party to this Agreement.

     (c) This Agreement supersedes all prior agreements and understandings between the parties hereto relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of the provisions of this Agreement.

     (d) City Capital and the Depositor shall cause the Custodian to as promptly as possible deliver the Home Loans and all related Home Loan Documents to the Seller or the Seller's designee and any security interest created by Section 11 hereof shall be deemed to have been released if, on the Closing Date, each of the conditions set forth in Section 9 hereof shall not have been satisfied or waived.

     (e) It is the express intent of the parties hereto that each of the Sales of the Home Loans as contemplated by this Agreement be construed as a sale of the Home Loans and not as a financing. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Home Loans by the Seller to City Capital, or by City Capital to the Depositor or any assignee of the Depositor, including, but not limited to, the Indenture Trustee, to secure a debt or other obligation of any party hereto. However, in the event that, notwithstanding the intent of the parties hereto, the Home Loans are held to be property of the Seller, then (i) this Agreement shall also be deemed to be a security agreement among the Seller, as debtor, City Capital, as secured party, and the Depositor, as assignee of the secured party, within the meaning of Article 9 of the New York Uniform Commercial Code; and (ii) the sale to City Capital provided for herein shall be deemed to be a grant by the Seller to City Capital of a first priority security interest in all of the Seller's right, title and interest in and to the Home Loans and all amounts payable to the holder of the Home Loans in accordance with the terms thereof and all proceeds thereof, and City Capital shall be deemed to have assigned all of such interests to the Depositor. In the event that, notwithstanding the intent of the parties hereto, the Home Loans are held to be property of City Capital, then (i) this Agreement shall be deemed to be a security agreement between City Capital, as debtor, and the Depositor, as secured party, within the meaning of Article 9 of the New York Uniform Commercial Code; and (ii) the sale to the Depositor provided for herein shall be deemed to be a grant by City Capital to the Depositor of a first priority security interest in all of City Capital's right, title and interest in and to the Home Loans and all amounts payable to the holder of the Home Loans in accordance with the terms thereof and all proceeds thereof. Notwithstanding the foregoing, City Capital shall not treat the Sale of the Home Loans to the Depositor hereunder as a sale of the Home Loans for federal income tax purposes. The Seller, City Capital and the Depositor shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Home Loans by the Seller or City Capital or both such parties, such security interest or interests would be deemed to be a perfected security interest or interests of first priority under applicable law and would be maintained as such throughout the terms of this Agreement and the Indenture.

         IN WITNESS WHEREOF, the parties have caused this Home Loan Sale Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                CITY NATIONAL BANK OF WEST VIRGINIA

                                By:
                                   -------------------------------------------

                                Name:
                                     -----------------------------------------
                                Title:
                                      ----------------------------------------

                                CITY CAPITAL MARKETS CORPORATION


                                By:
                                   -------------------------------------------

                                Name:
                                     -----------------------------------------
                                Title:
                                      ----------------------------------------

                                FINANCIAL ASSET SECURITIES CORP.


                                By:
                                   -------------------------------------------

                                Name:
                                     -----------------------------------------

                                Title:
                                      ----------------------------------------

FOR THE LIMITED PURPOSE OF ACKNOWLEDGING THEIR RESPECTIVE OBLIGATIONS UNDER SECTIONS 3 AND 7 HEREOF:

                                NORWEST BANK MINNESOTA, NATIONAL
                                ASSOCIATION, as Indenture Trustee and Custodian


                                By:
                                   -------------------------------------------

                                Name:
                                     -----------------------------------------

                                Title:
                                      ----------------------------------------

                                  SCHEDULE I

                                The Home Loans

                   EXHIBIT A TO THE HOME LOAN SALE AGREEMENT

                                 BILL OF SALE

     BILL OF SALE, made as of the 19th day of May, 1999, by City National Bank of West Virginia, a national bank (the "Seller"), and City Capital Markets Corporation, a Delaware corporation ("City Capital"), to Financial Asset Securities Corp., a Delaware corporation (the "Depositor").

     WHEREAS, the Seller, City Capital and the Depositor are parties to that certain Home Loan Sale Agreement, dated as of April 30, 1999, with respect to the sale by the Seller to City Capital, and the simultaneous sale by City Capital to the Depositor, of the Home Loans (the "Sales Agreement");

     WHEREAS, simultaneously with the sale of the Home Loans by City Capital to the Depositor, the Depositor intends to transfer the Home Loans and certain related assets to City Capital Home Loan Trust 1999-1 (the "Issuer"), and the Issuer intends in turn to simultaneously pledge the Home Loans and certain related assets to Norwest Bank Minnesota, National Association, as trustee (the "Indenture Trustee") pursuant to an Indenture (the "Indenture"), dated as of April 30, 1999, among the Issuer, and Norwest Bank Minnesota, National Association, as Indenture Trustee, Note Administrator and Custodian.

     NOW THEREFORE, for and in consideration of the consideration set forth in the Sales Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller does hereby bargain, sell, convey, assign and transfer to City Capital, and simultaneously herewith, City Capital does hereby bargain, sell, convey, assign, and transfer to the Depositor, without recourse, free and clear of any liens, claims, or other encumbrances, all of the respective rights, title, and interests of the Seller and City Capital, respectively, in and to each of the Home Loans identified on Schedule I to the Indenture, together with the Home Loan Documents and other documents maintained as part of the related Home Loan Files, all Mortgaged Properties which secure a Home Loan but are acquired by repossession, foreclosure, or deed in lieu of foreclosure after the Cut-off Date, and all payments of principal and interest received on the Home Loans after the Cut-off Date, and all other unscheduled collections collected in respect of the Home Loans after the Cut-off Date, and all proceeds of the conversion, voluntary or involuntary, of the foregoing.

     The Seller hereby acknowledges receipt from City Capital of the Pool Purchase Price referred to in Section 2 of the Sales Agreement.

     Nothing in this Bill of Sale shall be construed to be a modification of, or limitation on, any provision of the Sales Agreement, including the representations, warranties, and agreements set forth therein.

     Unless otherwise defined herein, capitalized terms used in this Bill of Sale shall have the meanings assigned to them in the Sales Agreement, or if not assigned in the Sales Agreement, the Indenture.

     IN WITNESS WHEREOF, the Seller and City Capital each has caused this Bill of Sale to be executed and delivered by its respective officer thereunto duly authorized as of the date first above written.

                                            CITY NATIONAL BANK OF WEST VIRGINIA

                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                            CITY CAPITAL MARKETS CORPORATION

                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                   EXHIBIT B

                                 DEFINED TERMS

     "Assignment Event": The earliest to occur of any of the following: (i) the Seller ceases to be "well-capitalized," within the meaning of the capital adequacy regulations of the Comptroller of the Currency, or any successor federal bank regulator having jurisdiction over the Seller; (ii) City National Bank of West Virginia resigns or assigns its rights as Servicer under the Servicing Agreement and a successor servicer has assumed its obligations thereunder, unless such assignment is to an Affiliate of City National Bank of West Virginia; (iii) City Capital Markets Corporation transfers or sells all of its Percentage Interest in the Issuer unless such sale or transfer is made to an Affiliate of City Capital Markets Corporation or City National Bank of West Virginia; and (iv) receipt by the Seller of written notice from the Note Insurer that it has determined, in its sole discretion, that recordation of the Assignments of Mortgage is necessary to perfect the Issuer's security interest in the Home Loans.

     "Assignment of Mortgage": With respect to any Mortgage, an assignment, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the sale of the Mortgage to the Trustee (whether in the name of the Trustee or in blank), which assignment, notice of transfer or equivalent instrument may be in blank or in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction.

     "Home Loan File": As to each Home Loan, a file containing all of the related Home Loan Documents.

     "Home Loan": Any of the Home Loans identified on the Home Loan Schedule.

     "Home Loan Documents": With respect to each Home Loan, the following documents:

     (a) The original Mortgage Note bearing all intervening endorsements, endorsed as provided in Section 3 of the Agreement, and signed in the name of the last endorsee (the "Last Endorsee") by an authorized Person (in the event that the Home Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Home Loan was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form" "[Last Endorsee], [formerly known as] or [doing business as] [previous name]"); or if such original Mortgage Note cannot be located, a lost note affidavit, in the form of Exhibit C attached hereto, together with a copy of the Mortgage Note certified as being a true and correct copy thereof by the Seller.

     (b) The original of the guarantee executed in connection with the Mortgage Note (if any).

     (c) The original Mortgage with evidence of recording thereon, or a copy thereof together with an officer's certificate of the Seller or of the title company, escrow company, or attorney that closed the related Home Loan (the "Settlement Agent") certifying that such represents a true and correct copy of the original and that such original has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

     (d) The originals of all assumption, modification, consolidation, or extension agreements (if any) with evidence of recording thereon, or copies thereof together with an officer's certificate of the Seller or the Settlement Agent certifying that such represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

     (e) The original Assignment of Mortgage for each Home Loan, as provided in Section 3 of the Agreement, in blank but otherwise in recordable form and signed in the name of the Last Endorsee (in the event that the Home Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Home Loan was acquired or originated while doing business under another name, the signature must be in the following form: "[Last Endorsee], [formerly known as] or [doing business as] [previous name]").

     (f) The originals of all intervening assignments of mortgage (if any) with evidence of recording thereon, or copies thereof together with an officer's certificate of the Seller or the Settlement Agent certifying that such represent true and correct copies of the originals and that such originals have been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

     "Mortgage": With respect to a Home Loan, the mortgage, deed of trust, deed to secure debt, or other instrument securing the related Mortgage Note which creates a valid and enforceable lien on or ownership interest in the related Mortgaged Property.

     "Mortgage Note": With respect to a Home Loan, the note or other evidence of the indebtedness secured by the related Mortgage.

     "Mortgaged Property": With respect to a Home Loan, the real property, together with the improvements thereon, subject to the lien of the related Mortgage.

     "Obligor": With respect to any Home Loan, the obligor(s) on the related Mortgage Note and mortgagor(s) on the related Mortgage.

     "Principal Prepayment": Any mortgagor payment or other recovery in respect of principal on a Home Loan (including Net Liquidation Proceeds (as defined in the Indenture)) which, in the case of a mortgagor payment, is received in advance of its scheduled due date and is not accompanied by an amount as to interest representing scheduled interest for any month subsequent to the month of such payment, or that was accompanied by instructions from the related mortgagor directing the Servicer to apply such payment to the Principal Balance of such Home Loan currently.

     "Servicer": The Seller, or any successor thereto, in its capacity as servicer under the Servicing Agreement.

     "Servicing Agreement": The Servicing Agreement, dated as of April 30, 1999, among City Capital Home Loan Trust 1999-1, as Issuer, City National, as Servicer, and Norwest Bank Minnesota, National Association, as Master Servicer and Indenture Trustee.

                                   EXHIBIT C


                          FORM OF LOST NOTE AFFIDAVIT
                          ---------------------------



     I, ____________________________, being duly sworn, do hereby state under oath that:

     1. I, as ____________________ of City National Bank of West Virginia (the "Company"), am authorized to make this Affidavit on behalf of the Company.

     2. The Company is the owner of the following described mortgage note (the "Note"):

          Loan No.:
          Borrower(s):
          Original Principal Amount:

     3. The Company is the lawful owner of the Note, and the Company has not canceled, altered, assigned, or hypothecated the Note.

     4. The original Note, a true and correct copy of which is attached hereto, was not located after a thorough and diligent search.

     5. This affidavit is intended to be relied on by City Home Loan Owner Trust 1999-1 (the "Issuer") and Norwest Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee") under the Indenture, dated as of April 30, 1999, among the Issuer and Norwest Bank Minnesota, National Association, as Indenture Trustee and as custodian and note administration, and respective successors and assigns of the Issuer and the Indenture Trustee.

     6. The Company hereby assigns its right, title and interest in the Note to the Issuer and agrees immediately and without further consideration to surrender the original Note to the Indenture Trustee, on behalf of the Issuer, or their respective successor and assigns if such original Note ever comes into the Company's possession, custody or power.

     7. The Company further agrees to indemnify and hold harmless the Issuer and the Indenture Trustee and their respective successors and assigns from any and all loss, liability, costs, damages, reasonable attorneys' fees and expenses in connection with or arising out of the representations made in this affidavit.

     8. The Company agrees and acknowledges that this Affidavit may be presented as evidence of the Note, whether in any proceeding or action with respect thereto or otherwise, and hereby authorizes such use of this Affidavit.

     9. The representations, warranties and agreements herein shall bind the undersigned and its successors and assigns, and shall inure to the benefit of the Issuer and the Indenture Trustee and their respective successors and assigns.

         EXECUTED THIS _____ day of ___________, 1999 on behalf of City National Bank of West Virginia.

                                            CITY NATIONAL BANK OF WEST VIRGINIA
                                      (SEAL)

                                            -----------------------------------
                                            By:
                                            Its:




STATE OF WEST VIRGINIA     )
                           ) ss:
COUNTY OF KANAWHA          )


     On the _____ day of ______________, 1999, before me,
__________________________, a notary public in and for said State, personally appeared __________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                                ---------------------------
                                                Notary Public



My Commission Expires:  __________________________________


SEAL